Exhibit 10.1.37

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

May 25, 2016

Gogo LLC

111 N. Canal St., Ste. 1500 Chicago, Illinois 60606

RE: Third Amended and Restated In Flight Connectivity Services Agreement (as heretofore amended, the “Pre-Apollo Agreement”) effective as of September 13, 2012; In Flight Connectivity Services Agreement ( as heretofore amended, the “Apollo Agreement”) effective as of September 14, 2012; Amended and Restated In Flight Connectivity Services Agreement (as heretofore amended, the “L-US Agreement”) effective as of March 14, 2012.

Gentlemen:

Reference is hereby made to the above-referenced agreements (the “Agreements”). This letter will acknowledge and evidence that American Airlines, Inc. (“American”) is willing and hereby offers to agree, effective as of the date of this letter and for good and valuable consideration, to the terms set forth in Exhibit A attached hereto with respect to the provision of inflight connectivity services by Gogo LLC (“Gogo”) to American.

If Gogo is also willing to accept and agree to such terms, please evidence and acknowledge such fact by signing both copies of this letter in the space provided and returning one (1) copy to the undersigned. In such event, and without the necessity of further action: the Agreements shall be deemed to be amended to reflect such terms; and, as so deemed to be amended, the Agreements shall be deemed to be ratified and affirmed and to remain in full force and effect. All capitalized terms used in such terms without definition shall have the respective meanings therefor specified in the applicable Agreement(s).

To the extent that any provision in Exhibit A is inconsistent with another provision in any Agreement, the provision in Exhibit A shall prevail. The parties acknowledge that pending execution of the unified agreement contemplated by Exhibit A, due to the summary nature of certain terms set forth in Exhibit A and the lack of defined terms therein, the parties may from time to time be required to agree upon certain details required to properly effectuate such terms (including by way of example notice periods or materiality thresholds) or to reconcile such terms with other existing but not inconsistent terms of the Agreements, and to consider other matters of contract interpretation. The parties shall work together in good faith to reach a mutually acceptable resolution of such issues.

[***].

Very truly yours,		ACCEPTED AND AGREED

AMERICAN AIRLINES, INC.		GOGO LLC

By:	/s/ Robert Isom	By:	/s/ Michael J. Small
Name: Robert Isom		Name: Michael J. Small
Title: EVP & COO		Title: President and Chief Executive Officer

Date: May 27, 2016		Date: May 27, 2016

American Airlines	Privileged and Confidential

Exhibit A: Term Sheet

1	Scope

•	New 2Ku installations

•	[***]Continued ATG/ATG4 service

•	[***]American Airlines option to extend the scope to:

[***]

•	The award of the aircraft with 2Ku is contingent upon continuous successful 2Ku project implementation, installation and operation. Accordingly, American will have the right to terminate the 2Ku program under the circumstances described in Section 12 of this Term Sheet.

•	All other aircraft not mentioned above, that are currently, or will be, installed with Gogo equipment, may be deinstalled and moved to another provider at American’s discretion

•	Deinstallation will be subject to American’s schedule, which will be shared with Gogo from time to time

•	For the avoidance of doubt, the following aircraft will be included in such deinstallation:

[***]

2	Contract Term

•	3 year term for 2Ku equipped aircraft (October 1st, 2016 – September 30th, 2019).

•	RJs, MD80s and 757s to terminate as per the current agreement(s)

3	2Ku Equipment and Pricing

•	2Ku - [***]

•	Modem and Wireless Access Points (WAPs)

The 2Ku program is contingent on the availability of the Next Gen Gilat Satellite Network Modem and 802.11ac WAPs for new 2Ku installs

4	Certification

•	Gogo shall be responsible for obtaining the necessary STCs for all 2Ku installations.

•	[***]

5	Implementation Schedule

[***]

Above schedules are subject to change at American’s option provided that such changes are accompanied by reasonable notice and that significant schedule accelerations can be implemented by Gogo on a commercially reasonable basis.

6	INTENTIONALLY OMITTED

7	Session-Based and Operational Pricing for 2Ku

Service description: Single product supports Internet web browsing, streaming media and operational data usage.

Pricing for passenger sessions: [***]

•

Operational data: Pricing will be $[***] per MB for passenger grade data for all 2Ku-equipped fleets and $[***] per MB for ATG/4-equipped fleets. “Passenger Grade’ with respect to operational data means such data will have the same priority and be at least as secure as general passenger use of the Internet and will be entitled to the same network

American Airlines	Privileged and Confidential	1

performance, use profile and reliability as such general use. In general, all operational uses will be reviewed by both American and Gogo on an application by application or case by case basis.

8	Gogo (GGV) Vision Pricing for all Fleets on which installed and activated

•	[***]

9	IPTV (2Ku only)

•	Gogo’s 2Ku service offer to include [***] channels of IPTV.

•	[***]

•	Channels streamed at [***] each.

•	Ongoing monitoring.

•	NRE and Certification to remain FOC.

•	[***]

•	IPTV Content

•	[***]

10	2Ku Performance Objectives

The parties will mutually agree upon (and set forth in the SLA) additional details of performance objectives and related remedies for missing such objectives, consistent with the provisions of Section 11 below, within the following framework: [***]

11	2Ku Service Level Agreement (SLA) (terms are subject to further discussion within framework established by Section 10)

•	Availability

[***]

•	Performance Guarantees

[***]

12	Overall 2Ku Remedies

•	Failure by Gogo to meet the fleet-wide aggregate Availabilities, Bandwidth Commitments or Performance Guarantees for [***].

•	Any failure by Gogo to meet system delivery dates or milestones such as kit on dock dates, STC due date or software delivery [***].

•	American will have the sole discretion to terminate the 2Ku program and agreement in whole or in part at its convenience by paying Gogo a termination fee equal to[***]

13	ATG/ATG4 Service Level Agreement (SLA)

•	Upon conversion of ATG/ATG4 aircraft to 2Ku, the 2Ku SLA shall apply. As improvements are made to the ATG/ATG4 architecture (i.e, Next Gen ATG), Gogo commits to improve the SLA and reporting as currently defined in the existing agreement(s).

14	Airline Directed Model

•	[***]

American Airlines	Privileged and Confidential	2

15	ATG/ATG4 Airline Directed Rates

•	Should American select the Airline Directed model for ATG/ATG-4 fleets, wholesale rates to American shall be as follows:

•	[***].

16	Subscriptions

•	American will have the sole option to [***]. If American exercises such option, [***].

17	[***] Portal [***]

•	Gogo will support efforts by American to interface other inflight entertainment and connectivity related offerings and other services and products with Gogo’s connectivity services and entertainment products, [***]

•	At American’s sole discretion, Gogo may be required to perform the following:

•	[***]Timeline and Cost

•	[***]

18	Transition of existing agreements

•	The following agreements and the above terms will form the basis for transition to a new unified agreement to be negotiated in an effort to sign no later than October 1st, 2016. Upon the signing of the unified agreement the separate agreements will terminate.

•	Gogo Pre-Apollo Agreement dated September 13th, 2012, as amended

•	Gogo Apollo Agreement dated September 14th, 2012, as amended

•	US Airways Agreement dated March 14th, 2012, as amended

American Airlines	Privileged and Confidential	3